                                                                    EXHIBIT 99.1

ANC RENTAL CORPORATION, ET AL.           CASE NO. 01-11200 JOINTLY ADMINISTERED

     COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
     -----------------------------------------------------------------------
                For the Period September 1, to September 30, 2002

                                                                   CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                               -------------------------------    ---------------------------------
                                                                  ACTUAL           PROJECTED           ACTUAL           PROJECTED
                                                               -------------     -------------    --------------     --------------
Cash - Beginning of Period                                     $ 158,542,907     $  84,286,000    $  101,226,814     $   99,778,000

Receipts:
          Credit Card and Local Deposits                       $ 160,135,377     $ 165,684,000    $1,872,984,163     $1,719,064,000
          Collections of Accounts Receivable                      69,343,634        38,397,000       587,332,290        348,591,000
          Other Receipts                                          56,276,145           924,000       310,392,281        222,448,000
                                                               =============     =============    ==============     ==============
Total Receipts                                                 $ 285,755,156     $ 205,005,000    $2,770,708,734     $2,290,103,000

Disbursements:
          US Trustee Fees Paid                                 $          --     $          --    $      225,750     $           --
     4    Fleet Operating Expenses                                15,839,350        15,137,000       145,865,997        160,693,000
    5a    Personnel - Net Cash Payroll                            20,770,313        17,802,871       231,220,098        213,301,766
    5b    Personnel - Payroll Taxes Paid                           7,961,593         6,824,125        86,017,015         76,452,756
    5c    Personnel - Benefits Payments                            5,809,268         4,979,301        63,406,174         56,397,935
    5d    Personnel - Payments of Garnishments Withheld              167,656           143,703         1,917,627          1,774,788
     6    Travel Expenses Paid                                       643,445           303,000         3,621,967          3,273,000
     7    Fuel Payments For Rental Fleet                           3,670,837         4,497,000        40,642,008         46,308,000
     8    Airport - Agency - Concession Fees Paid                 19,285,395         5,951,000       179,936,444         60,830,000
     9    Insurance Payments All                                  13,349,147        10,937,000        89,682,635        119,467,000
    11    Facility and Other Fixed Operating Expenses Paid        15,010,352         8,021,000       172,572,012        117,314,000
    13    Travel Agency Tour Operator Commission Payments          7,063,431         7,874,000        82,176,863         76,710,000
    14    Advertising Payments                                    14,405,029         7,164,000        47,498,444         58,179,000
    15    IT Consulting Payments                                   5,276,473         3,748,000        46,873,441         39,117,000
    16    IT Other Cash Payments                                   1,675,488         5,771,000        22,440,783         58,536,000
    17    Sales Taxes and Other Taxes Paid                        21,834,176        32,842,000       225,703,468        271,075,000
    18    Professional Fees Paid - Ordinary Course                   987,737           172,000        12,724,946          4,874,000
    19    Professional Fees Paid - Bankruptcy Professionals        2,146,822         2,580,000        16,510,438         20,780,000
    20    Other Miscellaneous Operating Expenses Paid              9,023,012         4,038,000        87,712,378         42,032,000
    23    Capital Expenditures                                     2,689,953         4,762,000         8,301,426         52,117,000
    24    Interest and Financing Fees Paid                           197,791           990,000        20,338,181          9,320,000
    25    Vehicle Holding Costs Paid                              91,755,663        92,803,000       801,502,191        772,603,000
   25.1   Fleet Purchase Payments and Financing Enhancements      23,534,390        13,700,000       319,844,520        197,026,000
    26    Working Capital Fundings to Subsidiaries                        --                --         4,000,000          6,000,000
                                                               =============     =============    ==============     ==============
Total Disbursements                                            $ 283,097,321     $ 251,040,000    $2,710,734,807     $2,464,181,245

Net Cash Flow                                                    $ 2,657,835     $ (46,035,000)   $   59,973,928     $ (174,078,245)
                                                               -------------     -------------    --------------     --------------
Cash at End of Period                                          $ 161,200,742     $  38,251,000    $  161,200,742     $  (74,300,245)
                                                               =============     =============    ==============     ==============

Notes: "Projected" amounts for the month of September posted from the February 15, 2002 revised budget.

         "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

         Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

         Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
SEPTEMBER 30, 2002

                                     ASSETS
Cash & Cash Equivalents                                        $   160,535,739
Restricted Cash                                                        665,003
Receivables, net                                                   103,941,562
Prepaid Expenses                                                    48,771,225
Revenue Earning Vehicles, net                                      (11,042,650)
Property Plant & Equip, net                                        251,441,889
Investment in Subsidiaries                                       3,724,072,397
Other Assets                                                        30,106,374
                                                               ----------------
TOTAL ASSETS                                                   $ 4,308,491,539
                                                               ================

                       LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                               $   146,110,922
Estimated Debt - Vehicle Rental                                      9,409,157
Accrued Liabilities                                                276,421,928
Insurance Reserves                                                 298,687,483
Other Debt                                                         288,430,703
Deferred Income Taxes                                              253,710,734
Interest rate hedges at fmv                                         82,260,000
Due to Affiliates                                                  727,860,917
Other Liabilities                                                   80,757,775
                                                               ================
TOTAL LIABILITIES                                                2,163,649,619

Shareholders' equity                                             2,144,841,920
                                                               ----------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY                       $ 4,308,491,539
                                                               ================

ANC RENTAL CORPORATION, ET AL.
CASE NUMBER 01-11200 JOINTLY ADMINISTERED
SUMMARY STATEMENT OF OPERATIONS
FOR THE PERIODS AS INDICATED


                                                                  FOR THE PERIOD
                                         FOR THE MONTH             NOVEMBER 13,
                                             ENDED                    2001 TO
                                         SEPTEMBER 30,             SEPTEMBER 30,
                                             2002                      2002
Total Revenue                            157,219,393              1,900,997,476

Direct Operating Costs                    83,805,665                916,309,187
Vehicle Depreciation, net                 67,522,772                769,568,823
SGA                                       22,782,480                410,159,803
Amortization of Intangibles                        -                    290,750
Transition Cost                              329,402                155,904,120
Interest Income                             (200,556)                (2,779,925)
Interest Expense                           4,304,231                 54,545,316
FMV Stand Alone Caps                       2,933,961                 32,787,383
Other (income) / expense net              68,919,257                121,367,808
                                        ------------              -------------
Net Income                               (93,177,819)              (557,155,789)
                                        ============              =============

Note: Obligations incurred by ANC Management Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.